Exhibit 4.6

MPT OF HAUSMAN, LLC

as Guarantor,

MPT OF HOBOKEN HOSPITAL, LLC

as Guarantor,

MPT OF HOBOKEN REAL ESTATE, LLC

as Guarantor,

MPT OF OVERLOOK PARKWAY, LLC

as Guarantor,

MPT OF NEW BRAUNFELS, LLC

as Guarantor,

MPT OF WESTOVER HILLS, LLC

as Guarantor,

MPT OPERATING PARTNERSHIP, L.P.

and

MPT FINANCE CORPORATION,

as Issuers,

MEDICAL PROPERTIES TRUST, INC.,

as Parent and a Guarantor,

the other GUARANTORS named herein,

as Guarantors,

and

WILMINGTON TRUST COMPANY,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of December 2, 2011

To

INDENTURE

Dated as of April 26, 2011

6.875% Senior Notes due 2021

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of December 2, 2011, by and among MPT of Hausman, LLC, a Delaware limited liability company, MPT of Hoboken Hospital, LLC, a Delaware limited liability company, MPT of Hoboken Real Estate, LLC, a Delaware limited liability company, MPT of Overlook Parkway, LLC, a Delaware limited liability company, MPT of New Braunfels, LLC, a Delaware limited liability company, MPT of Westover Hills, LLC, a Delaware limited liability company (the “New Guaranteeing Subsidiaries”), MPT Operating Partnership, L.P., a Delaware limited partnership (“Opco”), MPT Finance Corporation, a Delaware corporation (“Finco” and, together with Opco, the “Issuers”), Medical Properties Trust, Inc., a Maryland corporation (the “Parent”), as Guarantor, each of the other Guarantors (as defined in the Indenture), as Guarantors, and Wilmington Trust Company, existing under the laws of the United States of America, as Trustee (the “Trustee”).

WITNESSETH

WHEREAS, the Issuers and the Guarantors have heretofore executed and delivered an Indenture, dated as of April 26, 2011 (the “Base Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of August 10, 2011 (the “First Supplemental Indenture”) and that certain Second Supplemental Indenture, dated as of October 3, 2011 (the “Second Supplemental Indenture,” together with the Base Indenture and the First Supplemental Indenture, the “Indenture”), providing for the issuance by the Issuers of the 6.875% Senior Notes due 2021 (the “Notes”);

WHEREAS, pursuant to Section 9.01(a)(4) of the Indenture, the Issuers, the Guarantors and the Trustee may supplement the Indenture without the consent of any Holders in order to add Guarantees with respect to the Notes;

WHEREAS, as of November 4, 2011, the New Guaranteeing Subsidiaries guaranteed the Credit Agreement, and pursuant to Section 4.14(a) of the Indenture, the New Guaranteeing Subsidiaries are required to become Guarantors under the Indenture;

WHEREAS, the Indenture requires that an entity that constitutes a Guarantor shall join the Issuers and the existing Guarantors in executing and delivering to the Trustee a supplemental indenture pursuant to which such entity shall unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the Notes on a senior basis and all other obligations under the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Third Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors, the Trustee and the New Guaranteeing Subsidiaries mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied here as if set forth in full herein.

2. AGREEMENT TO GUARANTEE. The New Guaranteeing Subsidiaries hereby agree to provide unconditional Guarantees on the terms and subject to the conditions set forth in the Indenture including but not limited to Article 10 thereof.

3. MISCELLANEOUS PROVISIONS.

(a) The Trustee makes no undertaking or representation in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Third Supplemental Indenture or the proper authorization or the due execution hereof by the Issuers or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuers.

(b) On the date hereof, the Indenture shall be supplemented and amended in accordance herewith, and this Third Supplemental Indenture shall form part of the Indenture for all purposes, and the Holder of every Note heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Third Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Third Supplemental Indenture.

(c) This Third Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Third Supplemental Indenture, shall be read, taken and construed as one and the same instrument and all the provisions of the Indenture shall remain in full force and effect in accordance with the terms thereof and as amended and supplemented by this Third Supplemental Indenture.

(d) THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and attested, all as of the date first above written.

MPT OPERATING PARTNERSHIP, L.P.,
as Issuer,

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MPT FINANCE CORPORATION, as Issuer,

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, INC., as Parent and a Guarantor,

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and Chief Financial Officer

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF DESOTO, LLC

MPT OF VICTORVILLE, LLC

MPT OF BUCKS COUNTY, LLC

MPT OF BLOOMINGTON, LLC

MPT OF COVINGTON, LLC

MPT OF DENHAM SPRINGS, LLC

MPT OF REDDING, LLC

MPT OF CHINO, LLC

MPT OF SHERMAN OAKS, LLC

MPT OF DALLAS LTACH, LLC

MPT OF PORTLAND, LLC

MPT OF WARM SPRINGS, LLC

MPT OF VICTORIA, LLC

MPT OF LULING, LLC

MPT OF HUNTINGTON BEACH, LLC

MPT OF WEST ANAHEIM, LLC

MPT OF LA PALMA, LLC

MPT OF PARADISE VALLEY, LLC

MPT OF SOUTHERN CALIFORNIA, LLC

MPT OF TWELVE OAKS, LLC

MPT OF SHASTA, LLC

MPT OF WEBSTER, LLC

MPT OF TUCSON, LLC

MPT OF BOSSIER CITY, LLC

MPT OF WEST VALLEY CITY, LLC

MPT OF IDAHO FALLS, LLC

MPT OF POPLAR BLUFF, LLC

MPT OF BENNETTSVILLE, LLC

MPT OF DETROIT, LLC

MPT OF BRISTOL, LLC

MPT OF NEWINGTON, LLC

MPT OF ENFIELD, LLC

MPT OF PETERSBURG, LLC

MPT OF FAYETTEVILLE, LLC

4499 ACUSHNET AVENUE, LLC

8451 PEARL STREET, LLC

MPT OF GARDEN GROVE HOSPITAL, LLC

MPT OF GARDEN GROVE MOB, LLC

MPT OF SAN DIMAS HOSPITAL, LLC

MPT OF SAN DIMAS MOB, LLC

MPT OF CHERAW, LLC

MPT OF FT. LAUDERDALE, LLC.

MPT OF PROVIDENCE, LLC

MPT OF SPRINGFIELD, LLC

MPT OF WARWICK, LLC

MPT OF RICHARDSON, LLC

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF ROUND ROCK, LLC
MPT OF SHENANDOAH, LLC
MPT OF HILLSBORO, LLC
MPT OF FLORENCE, LLC
MPT OF CLEAR LAKE, LLC
MPT OF TOMBALL, LLC
MPT OF GILBERT, LLC
MPT OF CORINTH, LLC
MPT OF BAYONNE, LLC
MPT OF ALVARADO, LLC
MPT OF MORGANTOWN, LLC

By:	MPT OPERATING PARTNERSHIP, L.P.,
sole member of each of the above entities

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF DESOTO, L.P.
By:	MPT OF DESOTO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF BUCKS COUNTY, L.P.
By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF DALLAS LTACH, L.P.
By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC
its sole member

MPT OF WARM SPRINGS, L.P.
By:	MPT OF WARM SPRINGS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF VICTORIA, L.P.
By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF LULING, L.P.
By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF HUNTINGTON BEACH, L.P.
By:	MPT OF HUNTINGTON BEACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF WEST ANAHEIM, L.P.
By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF LA PALMA, L.P.
By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF PARADISE VALLEY, L.P.
By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF SOUTHERN CALIFORNIA, L.P.
By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF TWELVE OAKS, L.P.
By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SHASTA, L.P.
By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF WEBSTER, L.P.
By:	MPT OF WEBSTER, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF GARDEN GROVE HOSPITAL, L.P.
By:	MPT OF GARDEN GROVE HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF GARDEN GROVE MOB, L.P.
By:	MPT OF GARDEN GROVE MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF SAN DIMAS HOSPITAL, L.P.
By:	MPT OF SAN DIMAS HOSPITAL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SAN DIMAS MOB, L.P.
By:	MPT OF SAN DIMAS MOB, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF RICHARDSON, L.P.
By:	MPT OF RICHARDSON, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF ROUND ROCK, L.P.
By:	MPT OF ROUND ROCK, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF SHENANDOAH, L.P.
By:	MPT OF SHENANDOAH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF HILLSBORO, L.P.
By:	MPT OF HILLSBORO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF CLEAR LAKE, L.P.
By:	MPT OF CLEAR LAKE, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF TOMBALL, L.P.
By:	MPT OF TOMBALL, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

MPT OF CORINTH, L.P.
By:	MPT OF CORINTH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF ALVARADO, L.P.
By:	MPT OF ALVARADO, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

				By:	/s/ R. Steven Hamner
					Name:	R. Steven Hamner
					Title:	Executive Vice President and Chief Financial Officer

MPT OF MOUNTAIN VIEW, LLC
By:	MPT OF IDAHO FALLS, LLC, its managing member

	By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

		By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

			By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

				By:	/s/ R. Steven Hamner
					Name:	R. Steven Hamner
					Title:	Executive Vice President and Chief Financial Officer

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF HAUSMAN, LLC
By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

MPT OF HOBOKEN HOSPITAL, LLC
By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

MPT OF HOBOKEN REAL ESTATE, LLC
By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

MPT OF OVERLOOK PARKWAY, LLC
By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

MPT OF NEW BRAUNFELS, LLC
By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

MPT OF WESTOVER HILLS, LLC
By:	MPT OPERATING PARTNERSHIP, L.P.,
its sole member

	By:	MEDICAL PROPERTIES TRUST, LLC,
its general partner

		By:	MEDICAL PROPERTIES TRUST, INC,
its sole member

			By:	/s/ R. Steven Hamner
				Name:	R. Steven Hamner
				Title:	Executive Vice President and Chief Financial Officer

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE

WILMINGTON TRUST COMPANY, as Trustee,

By:	/s/ Michael H. Wass
Name: Michael H. Wass
Title: Financial Services Officer

THIRD SUPPLEMENTAL INDENTURE SIGNATURE PAGE